ETF OPPORTUNITIES TRUST

 AMERICAN CONSERVATIVE VALUE ETF (ARCA: ACVF)
(the "Fund)
Listed on NYSE Arca

Supplement dated October 22, 2026
to the Statement of Additional Information (“SAI”),
dated November 30, 2025, as supplemented from time to time

This Supplement updates certain information contained in the SAI. Please retain this Supplement for future reference.

ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

In the Creation Transaction Fee section, delete the first paragraph and replace with the following:

Authorized Participants will be required to pay the Custodian a fixed transaction fee ("Creation Transaction Fee") in connection with creation orders that is intended to offset the transfer and other transaction costs associated with the issuance of Creation Units. The standard Creation Transaction Fee will be the same regardless of the number of Creation Units purchased by an investor on the applicable Business Day. The Creation Transaction Fee charged by the Fund for a creation order is $1,000.

In the Redemption Transaction Fee section, delete the first paragraph and replace with the following:

Investors will be required to pay to the Custodian a fixed transaction fee "Redemption Transaction Fee") to offset the transfer and other transaction costs associated with the redemption of Creation Units. The standard Redemption Transaction Fee will be the same regardless of the number of Creation Units redeemed by an investor on the applicable Business Day. The Redemption Transaction Fee charge by the Fund for a redemption order is $1,000.

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This Supplement and the existing Prospectus and SAI provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the SAI have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Fund toll-free at 1-888-909-6030.